PROJECT PROFILE
Residences @ 150 Bagley Detroit, MI

PROJECT DESCRIPTION	The AFL-CIO Housing Investment Trust (HIT) is helping to finance the $62.6 million substantial rehabilitation and adaptive-reuse of a vacant office building into a mixed-income/mixed-use housing development known as the Residences @ 150 Bagley. Thirty of the 148 units at 150 Bagley will be affordable to those earning less than 80% of Area Median Income.

150 Bagley is located in the vibrant District Detroit neighborhood. Focal points are Little Caesar’s Arena, home of the Detroit Red Wings and Pistons, and an expanding range of businesses, housing, entertainment venues and parks.

HIT ROLE	The HIT will purchase $37 million in Ginnie Mae construction loan certificates and a permanent loan certificate from Gershman Investment Corporation to finance the project. HIT’s financing will be secured by an FHA mortgage loan insured under Section 221(d) 4 of the National Housing Act of 1940.

SOCIAL IMPACT	In addition to the union construction jobs, affordable housing and other impacts shown below, 150 Bagley will meet the National Green Building Standard, the industry benchmark for residential projects, and is eligible for Federal Historic Tax Credits. 150 Bagley is located in an Opportunity Zone, benefiting from incentives to spur economic growth and job creation in low income census tracts.

ECONOMIC IMPACT OF INVESTMENT*

HIT Investment $37.0 Million	Total Development Cost $62.6 Million	148 Units of housing, with 20% affordable units	569,300 Hours of Union ConstructionWork Generated	$17.6 Million Tax revenue generated	$121.9 Million Total economic benefit

*Job and economic impact figures are estimates calculated using IMPLAN, an input-output model, based on HIT and HIT subsidiary Building America CDE, Inc. project data. The data is current as of October 15, 2020. Economic impact data is in 2020 dollars and all other figures are nominal.

PROJECT PROFILE | Residences @ 150 Bagley – Detroit, MI

"We are proud to work with the HIT on this new project that will create good jobs for our members and affordable housing in a growing neighborhood in downtown Detroit. 150 Bagley will be a great example of how labor's capital helps build a stronger community."

— Patrick Devlin, Secretary Treasurer

     Michigan Building and Construction Trades Council

ABOUT THE HIT

The AFL-CIO Housing Investment Trust (HIT) is a fixed-income investment company registered with the Securities and Exchange Commission. Its investors include union and public employee pension plans and labor organizations. The HIT invests primarily in government and agency insured and guaranteed multifamily mortgage-backed securities. The HIT is one of the earliest and most successful practitioners of socially responsible impact investing, with a track record of over 35 years that demonstrates the added value derived from union-friendly investments. The investment objective of the HIT is to provide competitive returns for its investors and to promote the collateral objectives of constructing affordable housing and generating employment for union members in the construction trades and related industries. More information is available on the HIT’s website, www.aflcio- hit.com.

This document provides information about a project or projects financed by the HIT which may or may not be reflective of other financed projects or refer to an asset currently held in the HIT’s portfolio. Investors should consider the HIT’s investment objectives, risks and expenses carefully before investing. Investors may view the HIT’s current prospectus, which contains more complete information, on its website at www.aflcio-hit.com and may obtain a copy from the HIT by calling the Marketing and Investor Relations Department collect at 202-331-8055. Investors should read the current prospectus carefully before investing.

10/2020

1227 25th Street, NW Suite 500 | Washington, DC 20037 | 202.331.8055 www.aflcio-hit.com